--------------------------------------------------------------------------------



                                                             Van Eck Global
                                                  Worldwide Insurance Trust
--------------------------------------------------------------------------------

                                                              ANNUAL REPORT
                                                          December 31, 1998



                                  discipline


                                                 Worldwide Emerging Markets Fund



allocation


                                           diversity




A TRADITION OF GLOBAL SOLUTIONS DESIGNED FOR INTELLIGENT INVESTMENT PLANNING AND DIVERSIFICATION

                    Van Eck Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
Dear Fellow Shareholder:

Nineteen ninety-eight was a difficult year for emerging markets as the aftershocks of the Asian crisis spread across the world. Russia defaulted on its bonds, the South African rand plummeted and fear of contagion spread to Latin America. Strong rallies in the Asian and Latin American markets in the fourth quarter did not fully erase the losses of the first three quarters. Mediterranean Europe, which was somewhat insulated from the crisis, provided the best performance among the emerging markets. For the twelve months ended December 31, the Worldwide Emerging Markets Fund declined 34.2%. This compares with a decline of 25.3% in the benchmark Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index.

Review
The Asian economic crisis that started in 1997 gained momentum in the first few weeks of 1998. A panic sell-off was followed by a strong rally in late January and February. Adjusting to the prospects of deep recessions and a dramatic decline in imports in Asia, several Latin American stock markets weakened early in the year, as did commodity prices. This led to capital flight from resource-based markets such as South Africa and Russia. Fixed income investors took flight at this point and several countries became unable to roll over external debt. Russia's default then threatened to spread the crisis to the developed world.

As is often the case, things were darkest just before the dawn. The emerging markets reached a selling climax in August, when the index lost 29% in a single month. The high levels of volatility caused extreme risk aversion to spread to the U.S. debt market, threatening highly leveraged hedge funds such as Long-Term Capital Management and, via its creditors, the U.S. financial system. The high level of systemic risk finally prompted the United States Federal Reserve to act. A coordinated series of interest rate cuts led by the Fed brought relief to investors around the world. Hong Kong intervened in its interbank and stock markets, allowing interest rates to decline. The yen gained 16% in a week, a move ascribed at the time to the dramatic unwinding of speculative positions. Asian currencies then began to firm, allowing interest rates to fall. This marked the beginning of the end of the crisis and emerging markets began to recover, gaining 18% in the fourth quarter of the year (during which your Fund gained 20.9%).

We maintained exposure to Asia during the year, expecting a rebound given the dramatic declines these markets had experienced and the exceptionally attractive valuations of the stocks. This was a drag on Fund performance until the markets rallied in the fourth quarter. We were also underweight certain European markets that performed well, benefiting from a "flight to quality," such as Poland and Portugal. Several strategies helped support performance. The Greek market benefited from the prospects of convergence with Euroland and we added to our positions in that market in March. Noticing the decline in the price of oil and other commodities, we sold most of the portfolio's Russian holdings early in the year and reduced the Latin American weighting in the fourth quarter. The portfolio's Indian software stocks (Satyam, NIIT), a sector we continue to emphasize, turned in exceptional performance.

Review by Market
Korea was the star market in 1998, rising over 100% in U.S. dollar terms. This recovery reflected in part the tangible success of the government's efforts in reshaping corporate Korea. Historically, heavily leveraged conglomerates, whose unfocused corporate strategy included pursuing market share without regard for profitability or shareholder value, dominated Korean industry and monopolized the credit created by Korea's banks. The government has taken the initiative in forcing these companies to concentrate on fewer activities and reduce their level of indebtedness. Such rationalization could result in a greatly improved return on investments.

For India, 1998 should have been a year to attract investors' attention and capital, benefiting from its isolated position. Instead, the voters' desire for a fresh approach to economics was disappointed by a budget

                    Van Eck Worldwide Emerging Markets Fund

-------------------------------------------------------------------------------
that did little to promote liberalization. Nuclear weapon tests brought sanctions and serious damage to investor sentiment. At the company level, however, the software and consumer products company results have been very encouraging, with software companies reporting high double and, in many cases, triple digit growth.

By way of contrast, the socioeconomic consequences of the Asian crisis were most apparent in Indonesia. An outburst of popular discontent at poor economic conditions and "crony capitalism" culminated in the ousting of President Suharto after 30 years in office. Today, restructuring of credit is now starting to take place, the currency appears to have stabilized and the rural economy has remained healthy. Elections this year will provide an important signpost for Indonesia's future.

In Latin America the specter of government profligacy came back to haunt the region. After Asia's crisis and Russia's autumn default, the appetite vanished for financing any but the lowest risk economies, and Brazil's lack of significant progress in cutting fiscal spending resulted in a sharp drop in Latin American debt prices. Weak commodity prices exacerbated current account deficits, putting even more pressure on currencies. The emerging market "risk premium" (the higher yield paid by emerging market bonds versus U.S. Treasuries) rose significantly, forcing local interest rates higher and leading to a severe credit crunch. Economic growth slowed.

In spite of the crisis atmosphere, reformers in Latin countries made important progress. Brazil's re-election of Fernando Enrique Cardoso to a second term, the successful privatization of Telebras, the agreement with the IMF to cut spending, and the decision to reform the oil sector were all important achievements. However, Brazil's reforms have proven to be too little too late. At this writing, the Brazilian government has devalued the real and faces a return to high levels of inflation. Mexico's austere 1999 budget and hard fought compromise over the bank rescue package were also laudable achievements. Mexico's resolve to live within its means will be challenged as the economy slows further this year.

Eastern Europe was generally a safe haven from the Asian and Latin American storms. Benefiting from close proximity to Europe and convergence with the euro-zone, these markets performed relatively well in 1998. Poland and Hungary enjoyed 5% GDP growth, falling inflation and improving current accounts. Both countries are in the process of implementing various EU programs centering on convergence, and further interest rate declines seem likely. Russia, on the other hand, collapsed into a state of anarchy after its default and looks unlikely to recover soon.

Mediterranean Europe was also relatively insulated from the storms in Asia and Latin America. Greece began to prepare in earnest for convergence with Euroland. Inflation declined and interest rates began to head towards much lower Euroland levels, sparking a rally in the stock market. Although inflation has declined to low single digits, Greek interest rates remain substantially above Euroland levels, and with Euroland membership scheduled for 2001, lower rates in Greece remain a strong possibility. Israel's technology sector performed well in the face of a difficult Israeli domestic environment. Order books have continued to grow despite fears of a slowdown in technology spending. Turkey made some progress toward reform in the first part of the year with the privatization of Petrol Ofisi and enjoyed some success in bringing down inflation. However, the Russian crisis caused a spike in interest rates and focused investors on the size of the fiscal deficit and need for refinancing in early 1999. Although most of the parties understand the need for reform, coalition politics, corruption and posturing made coherent and consistent policy difficult. An election scheduled for April should allow the reform process to resume.

The Outlook
Emerging markets have undergone a wrenching change. Several economies broke down but many are already recovering. Asian economies face a period of convalescence as over-investment and over-leverage is worked out, but current account surpluses and low levels of personal indebtedness should mean many of the region's economies will return to positive growth this year. Brazil's ambivalence toward balancing its

                    Van Eck Worldwide Emerging Markets Fund

--------------------------------------------------------------------------------
budget has thrown the country back five years. Eastern European and Mediterranean countries will strive to achieve convergence with Western Europe, a prize which, if grasped, may underwrite years of strong, sustainable growth.

Therefore, this year the Fund is focusing on the Eastern and Mediterranean economies, which will provide a benign backdrop in which companies can grow. In the more challenging parts of the world, however, may lie the greatest opportunities. Restructuring corporate Asia could unlock many of the same reservoirs of value as witnessed in the late 1980s and early 1990s in the U.S. and Europe. Coupled with the region's traditional strengths, which include young populations, a high savings rate, and a strong work ethic, the outlook is actually much brighter than many think. Finally, Mexico may succeed in laying the groundwork that will allow it, like Chile, to enjoy years of non-inflationary growth.

Although challenges lie ahead, there will be substantial opportunities for investors as the emerging markets restructure. These economies contain 84% of the world's population and represent 20% of its GDP. On a price to book basis, they sell at a 65% discount to the developed markets of the world. While we don't expect dramatic GDP growth in 1999, macroeconomic reform and corporate restructuring can strengthen individual economies and add significant value to individual companies, setting the stage for sustainable growth over the upcoming decade.

We appreciate your participation in the Worldwide Emerging Markets Fund and look forward to helping you meet your investment goals in the future.


[PHOTO OF JOHN C. VAN ECK APPEARS HERE]   [PHOTO OF GARY GREENBERG APPEARS HERE]


 /s/  John C. van Eck                         /s/ Gary Greenberg

 John C. van Eck                              Gary Greenberg
 Chairman                                     Portfolio Manager

January 27, 1999

                    Van Eck Worldwide Emerging Markets Fund
--------------------------------------------------------------------------------

                    Van Eck Worldwide Emerging Markets Fund
                      vs. MSCI Emerging Markets Free Index

                           [LINE GRAPH APPEARS HERE]

               Van Eck Worldwide             MSCI Emerging
             Emerging Markets Fund        Markets Free Index
             ---------------------        ------------------

12/95               10,000                      10,000
1/96                10,929                      10,711
2/96                10,455                      10,541
3/96                10,424                      10,623
4/96                11,061                      11,047
5/96                11,596                      10,998
6/96                11,799                      11,067
7/96                11,708                      10,310
8/96                12,236                      10,574
9/96                12,286                      10,666
10/96               12,083                      10,381
11/96               12,540                      10,555
12/96               12,682                      10,603
1/97                13,860                      11,326
2/97                14,350                      11,811
3/97                13,809                      11,501
4/97                13,748                      11,521
5/97                14,604                      11,851
6/97                15,583                      12,485
7/97                16,561                      12,672
8/97                14,788                      11,059
9/97                15,104                      11,366
10/97               12,056                      9,501
11/97               11,241                      9,154
12/97               11,211                      9,375
1/98                10,130                      8,640
2/98                11,167                      9,541
3/98                11,717                      9,955
4/98                11,603                      9,847
5/98                9,830                       8,497
6/98                8,658                       7,606
7/98                9,062                       7,847
8/98                6,107                       5,578
9/98                6,107                       5,932
10/98               6,605                       6,557
11/98               7,341                       7,102
12/98               7,383                       6,999

--------------------------------------------------------------------------------
  Average Annual Total Return 12/31/98                1 Year    Since Inception*
--------------------------------------------------------------------------------
  Van Eck Worldwide Emerging Market Funds+            -34.2%         -9.9%
--------------------------------------------------------------------------------
  MSCI Emerging Markets Free Index++                  -25.3%        -11.2%
--------------------------------------------------------------------------------


This graph compares an initial $10,000 investment in the Van Eck Worldwide Emerging Markets Fund made at 12/31/95 (inception date of the Fund was 12/21/95) with a similar investment in the MSCI Emerging Markets Free Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

* Inception date for the Worldwide Emerging Markets Fund was 12/21/95; index returns are calculated as of nearest month end (12/31/95).

+ Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

We will no longer compare the Fund to the S&P 500 Index since the S&P 500 is not an emerging markets index. A $10,000 investment in the S&P 500 in 1998 would have grown to $12,852 by 12/31/98 versus the same investment in the Fund, which would have declined to $6,585 by year end.

The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

Past performance is not indicative of future results. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

++ "Free" includes only those securities available to foreign (e.g., U.S.) investors.


                        Worldwide Emerging Markets Fund
                            Geographical Weightings
                               December 31, 1998

                           [Pie Chart Appears Here]

                         Brazil                  9.6%
                         Greece                  7.8%
                         Hong Kong               6.1%
                         Hungary                 4.2%
                         India                   9.3%
                         Indonesia               5.0%
                         Israel                  8.1%
                         Mexico                  7.5%
                         Philippines             2.5%
                         South Africa            3.9%
                         South Korea             8.2%
                         Turkey                  6.0%
                         Cash/Other             21.8%

                    Van Eck Worldwide Emerging Markets Fund
                Top Ten Equity Holdings as of December 31, 1998*

Oshap Technologies, Ltd.
(Israel, 3.3%)

Oshap Technologies identifies and invests in software developers. The company controls Tecnomatix Technologies Ltd., a leader in computer and process engineering, as well as Decalogue (asset management) and MINT (middleware).

National Bank of Greece S.A.
(Greece, 3.2%)

National Bank of Greece offers many types of banking and related financial services. The company provides loans, leasing, mortgages, deposits, investing and insurance services to industrial, commercial and consumer clients. The bank operates approximately 496 domestic branches and 13 overseas branches.

SK Telecom Co. Ltd. (Warrant)
(South Korea, 2.6%)

SK Telecom provides mobile telecommunications and paging services in Korea and India. The company provides subscribers with digital cellular service and business features, such as wireless fax and data transmission.

Al-Ahram Beverages Company S.A.E.
(Egypt, 1.9%)

Al-Ahram Beverages produces alcoholic and non-alcoholic beer and soft drinks in Egypt. The company's alcoholic beer is sold in Egypt under the brand names "Stella Local" and "Stella Export." Soft drinks are lemon-flavored "Cetrino" and mandarin orange-flavored "Yousfino." Al-Ahram also produces beverages under licenses from Carlsberg, RC Cola and Guinness.

Grupo Televisa S.A.
(Mexico, 1.8%)

Grupo Televisa, through its subsidiaries, produces and broadcasts television programs and distributes programs in Spanish to countries worldwide. The company also produces and broadcasts radio programming, produces music records, promotes sports and special events, provides outdoor advertising services and publishes magazines and newspapers.

MOL Magyar Olaj-es Gazipari Rt.
(Hungary, 1.7%)

MOL Magyar Olaj-es Gazipari is an integrated domestic oil and gas company. The company produces crude oil, petroleum products, bitumens, lubricants and natural gas. MOL owns and operates three refineries, oil and gas pipelines, service stations and natural gas storage facilities. The company owns the majority of domestic exploration rights.

Tele Norte Leste Participacoes S.A.
(Brazil, 1.6%)

Tele Norte Leste Participacoes provides local telecommunications services to the northern Amazon and eastern regions of Brazil. The company operates as a holding company for a number of other communications companies, including Telest, which provides voice, data and video communications services.

S1 Corporation
(South Korea, 1.6%)

S1 Corporation, an affiliate of Samsung Group, provides security services to corporations.

SNP Petrom
(Romania, 1.6%)

SNP Petrom (formerly Petrobrazi) is the largest refinery in Romania. Its refining assets are currently being combined with exploration, production assets and service stations to produce Romania's first fully integrated oil and gas company.

Sarantis S.A.
(Greece, 1.5%)

Sarantis is a wholesaler and retailer of perfume, beauty aids, personal hygiene, sunscreen and baby care products. The company also produces its own line of beauty aid products. Brand names include "Estee Lauder," "Clinique," "Aramis," "Nina Ricci," "Versace," "Montana" and "Boss."
-------
*Portfolio is subject to change.

                        Worldwide Emerging Markets Fund
                       Schedule of Portfolio Investments
                               December 31, 1998
--------------------------------------------------------------------------------

           No. of
         Shares or
         Principal                                                   Value
 Country   Amount                  Securities (a)                   (Note 1)
-----------------------------------------------------------------------------
 ARGENTINA: 0.7%
            111,967 Banco del Suquia S.A. (Class B)                $  159,702
             16,700 Banco del Suquia S.A. (d) (Negotiable
                     Obligations)                                       7,940
             10,000 Banco Frances del Rio de la Plata S.A. (ADR)      207,500
                                                                   ----------
                                                                      375,142
                                                                   ----------
 BRAZIL: 9.6%
         15,700,000 Banco de Estado de Sao Paulo S.A. (Banesp)        642,036
            850,000 Banco Itau S.A. Pfd.                              408,113
             20,000 Cemig S.A. (ADR)                                  380,732
             24,200 CIA Brasileira de Distribuicao Grupo Pao de
                     Acucar                                           375,100
         12,000,000 CIA Eletricidade de Bahia (Coelba)                387,119
         56,400,000 CIA Paranaense de Energia (Copel) (Pfd.)          403,857
             31,322 CIA Saneamento Basilo de Sao Paulo (Sabesp)
                     (Rights expiring 1/05/99)+                         2,301
         25,006,860 Embratel Participacoes S.A.(b)+                   432,945
          2,700,000 Telecomunicacoes de Sao Paulo S.A. (Telesp)       233,568
          1,500,000 Telecomunicacoes de Sao Paulo S.A. (Telesp)
                     (Pfd.)+                                          202,281
              1,372 Tele Centro Sul Participacoes S.A. (ADR)           57,367
         41,000,000 Tele Centro Sul Participacoes S.A. (Pfd.)+        348,228
          6,472,744 Telesp Celular (b)+                               193,381
             71,360 Tele Norte Leste Participacoes S.A. (ADR)+        887,545
          5,006,860 Telesp Participacoes (b)+                         269,535
                                                                   ----------
                                                                    5,224,108
                                                                   ----------
 CHILE: 0.8%
             40,000 Banco de A. Edwards (ADR)                         440,000
                                                                   ----------
 CHINA: 0.9%
          USD35,000 Huaneng Power International Convertible Bond
                     1.75%, 5/21/04                                   507,500
                                                                   ----------
 EGYPT: 1.9%
             36,800 Al-Ahram Beverages Co. S.A.E. (GDR)             1,061,680
                                                                   ----------

          No. of
         Shares or
         Principal                                                  Value
 Country  Amount                  Securities (a)                   (Note 1)
----------------------------------------------------------------------------
 GHANA: 0.9%
            50,000 Ashanti Goldfields Co. Ltd. (GDR)              $  468,750
                                                                  ----------
 GREECE: 7.8%
            23,200 Folli-Follie +                                    409,704
            24,000 Hellenic Bottling Company S.A.                    740,207
             7,866 National Bank of Greece S.A.                    1,767,956
            18,500 Panafon Hellenic Telecomunication S.A.            491,705
            57,807 Sarantis S.A.                                     824,930
                                                                  ----------
                                                                   4,234,502
                                                                  ----------
 HONG KONG: 6.1%
            55,000 Cheung Kong (Holdings) Ltd.                       395,773
           450,000 China Telecom (Hong Kong) Ltd.+                   778,316
         1,092,000 Henang International Group Co. Ltd.+              398,180
         1,200,000 JCG Holdings Ltd.                                 387,222
           550,000 National Mutual Asia Ltd.                         411,746
           125,000 New World Development Company Ltd.                314,618
         3,000,000 Tan Chong International Ltd.                      294,288
           400,000 Ng Fung Hong Ltd.                                 358,825
                                                                  ----------
                                                                   3,338,968
                                                                  ----------
 HUNGARY: 4.2%
            13,800 Gedeon Richter Rt. (Sponsored GDR)                588,570
            42,200 Magyar Tavkozlesi Rt. (Matav) (b)                 776,095
            33,400 MOL Magyar Olaj-es Gazipari Rt. (ADR)             922,675
                                                                  ----------
                                                                   2,287,340
                                                                  ----------
 INDIA: 9.3%
             2,050 Asea Brown Boveri Ltd.                             24,388
            10,000 Bajaj Auto Ltd.+                                  122,734
            14,000 Hindustan Lever Ltd.                              548,364
            11,700 Housing Development Finance Corporation Ltd.      600,152
            10,400 Infosys Technologies Ltd.                         724,474
            43,300 ITC Ltd.                                          764,657
            90,000 Mahanagar Telephone Nigam Ltd.                    388,227
            12,000 NIIT Ltd.                                         458,809
            39,456 Ranbaxy Laboratories Ltd.                         248,981
            37,500 Satyam Computer Services Ltd.                     642,365
            32,500 Videsh Sanchar Nigam Ltd.                         563,986
                                                                  ----------
                                                                   5,087,137
                                                                  ----------

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                               December 31, 1998
--------------------------------------------------------------------------------

            No. of
          Shares or
          Principal                                                    Value
 Country    Amount                   Securities (a)                   (Note 1)
-------------------------------------------------------------------------------
 INDONESIA: 5.0%
         USD1,700,000 PT Astra International Bond 8.75%, 8/07/03
                       (e)+                                          $  476,000
            6,000,000 PT Bimantara Citra                                393,750
              331,000 PT Guadang Garam Tbk                              482,019
            2,000,000 PT Pabrik Kertas Tjiwi Kimia                      518,750
            2,500,000 PT Ramayaha Lestari Sentosa "F"                   601,563
              750,000 PT Telekomunikasi Indonesia                       253,125
                                                                     ----------
                                                                      2,725,207
                                                                     ----------
 ISRAEL: 8.1%
              136,665 Bank Leumi Le-Israel                              193,254
               23,700 Formula Systems (1985) Ltd.+                      587,057
               26,500 Nice Systems Ltd. (ADR)+                          573,063
               14,000 Orbotech, Ltd.+                                   663,250
              237,150 Oshap Technologies, Ltd.                        1,778,625
               15,040 Teva Pharmaceuticals Industries Ltd. (ADR)        611,940
                                                                     ----------
                                                                      4,407,189
                                                                     ----------
 MEXICO: 7.5%
               34,000 Cifra S.A. de C.V. (ADR)+                         412,549
              130,000 Corp Internamericana de Entretenimiento S.A.
                       (Series B)+                                      353,710
              291,800 Fomento Economico Mexicano, S.A. de C.V.
                       (Series B)                                       780,687
                3,000 Fomento Economico Mexicano, S.A. de C.V.
                       (ADR)                                             79,875
              100,000 Grupo Financiero Bancomer S.A. (ADR) (144 A)      428,730
            2,000,000 Grupo Financiero Bancomer S.A. (GDR)              428,067
               40,750 Grupo Televisa S.A. (GDR)+                      1,006,016
               21,500 Kimberly Clark de Mexico S.A. (ADR)               339,683
               13,000 Panamerican Beverages Inc. (Class A)              283,563
                                                                     ----------
                                                                      4,112,880
                                                                     ----------
 PERU: 0.7%
               41,400 Credicorp Ltd.                                    372,600
                                                                     ----------

          No. of
         Shares or
         Principal                                                       Value
 Country  Amount                    Securities (a)                      (Note 1)
---------------------------------------------------------------------------------
 PHILIPPINES: 2.5%
           222,600 Benpres Holdings Corp. (GDR)+                       $  695,625
         2,700,000 DMCI Holdings Inc.+                                    113,830
         2,840,900 SM Prime Holdings Inc.                                 540,428
                                                                       ----------
                                                                        1,349,883
                                                                       ----------
 POLAND: 1.4%
                50 Central European Foods, Inc. (c)(d)+                   275,000
            25,000 Elektrim Spolka Akcyjna S.A.                           270,655
            47,000 Telekomunikacja Polska S.A. (GDR)+                     241,110
                                                                       ----------
                                                                          786,765
                                                                       ----------
 ROMANIA: 1.7%
           299,457 SNP Petrom (c)(d)                                      847,739
            48,544 The Romanian Growth Fund+                               91,262
                                                                       ----------
                                                                          939,001
                                                                       ----------
 SINGAPORE: 1.6%
           250,000 Datacraft Asia Ltd.                                    442,500
           280,000 DBS Land Ltd.                                          412,114
                                                                       ----------
                                                                          854,614
                                                                       ----------
 SOUTH AFRICA: 3.9%
           455,000 FirstRand Ltd.                                         495,921
            29,113 Liberty Life Assoc. of Africa Ltd.                     400,349
            26,965 Nedcor Ltd.                                            457,790
           474,900 Softline Ltd.+                                         511,967
            16,400 South African Breweries Ltd.                           276,199
                                                                       ----------
                                                                        2,142,226
                                                                       ----------
 SOUTH KOREA: 8.2%
            80,000 Hanjin Heavy Industries                                611,804
            50,000 Housing & Commercial Bank, Korea                       619,285
            37,927 Medison Company Ltd.                                   441,378
             1,160 Samsung Fire & Marine Insurance                        433,915
               334 Samsung Fire & Marine Insurance (Rights
                    expiring 1/14/99)+                                     64,190
             4,660 S1 Corporation                                         871,571
             7,064 SK Telecom Co. Ltd. (Warrants expiring 12/07/99)+    1,413,828
                                                                       ----------
                                                                        4,455,971
                                                                       ----------
 THAILAND: 0.8%
            45,900 Grammy Entertainment PLC                               219,714
           122,000 Tipco Asphalt Public Co. "F"+                          196,341
                                                                       ----------
                                                                          416,055
                                                                       ----------

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
                 Schedule of Portfolio Investments (Continued)
                               December 31, 1998
--------------------------------------------------------------------------------

               No. of
             Shares or
             Principal                                                Value
 Country       Amount                  Securities (a)               (Note 1)
------------------------------------------------------------------------------
 TURKEY: 6.0%
                 30,000,000 A.K. Bank T.A.S.                       $   608,751
                  8,250,000 Carsi Buyuk Magazacilik A.S.               346,584
                  2,250,000 Enka Holding Yatirim A.S.                  217,581
                  5,764,400 Guney Buracilik ve Malt Sanayii A.S.       392,944
                    250,000 Migros Turk T.A.S.                         249,683
         TRL535,000,000,000 Turkish Treasury Bill due 7/21/99
                             Interest Yield of 119.6%                1,057,872
                 16,875,000 Turkiye Garanti Bankasi A.S.+              417,330
                                                                   -----------
                                                                     3,290,745
                                                                   -----------
 Total Stocks and Other Investments: 89.6%
 (Cost: $52,813,449)                                                48,878,263
                                                                   -----------
             Principal                   Short-Term
               Amount                  Obligation 2.8%
------------------------------------------------------------------------------
               USD1,500,000 General Electric Capital Commercial
                             Paper due 1/04/99 Interest Yield of
                             4.77% (Amortized Cost: $1,499,411)      1,499,411
                                                                   -----------
 Total Investments: 92.4%
 (Cost: $54,312,860)                                                50,377,674
 Other assets less liabilities: 7.6%                                 4,135,186
                                                                   -----------
 Net Assets: 100%                                                  $54,512,860
                                                                   ===========

Summary of
Investments                                                         % of
By Industry                                                       Portfolio
-----------                                                       ---------
Auto, Trucks & Parts                                                 0.7%
Banks                                                               12.0%
Brewers                                                              1.9%
Building Construction &
Materials                                                            1.0%
Computer Services,
 Software &
 Equipment                                                           9.7%
Conglomerate                                                         2.0%
Consumer Products
 & Services                                                          3.9%
Electronics & Electrical
 Equipment                                                           1.2%
Entertainment &
 Leisure                                                             1.1%
Financial Services &
 Insurance                                                           6.3%
Food & Beverages                                                     5.9%
Foreign Government
 Bonds                                                               2.8%
Forest Products                                                      1.0%

Summary of
Investments                                                         % of
By Industry                                                      Net Assets
-----------                                                      ----------
Industrial Products                                                  1.1%
Investment Fund                                                      0.2%
Media                                                                1.8%
Medical Products
 & Supplies                                                          0.8%
Metals                                                               0.9%
Oil & Gas
 Exploration                                                         3.2%
Pharmaceuticals                                                      2.7%
Real Estate                                                          3.1%
Retail                                                               4.3%
Telecommunications                                                  15.1%
Tobacco                                                              2.3%
Utilities                                                            3.1%
Wholesale Distributor                                                1.5%
Commercial Paper                                                     2.8%
Other assets less
 liabilities                                                         7.6%
                                                                   ------
                                                                   100.0%
                                                                   ======

-------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Includes securities in the form of ADRs.
(c) Fair value as determined by the Board of Trustees.
(d) Restricted security, see Note 8.
(e) Security in default on interest payment.
 +  Non-income producing.

Glossary:
ADR-American Depositary Receipt
"F"-Foreign Registry
GDR-Global Depositary Receipt

                       See Notes to Financial Statements

              Worldwide Emerging Markets Fund Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

December 31, 1998
Assets:
Investments at value (cost, $54,312,860) (Note 1)................  $ 50,377,674
Cash, at value (cost, $2,441,285)................................     2,420,427
Receivables:
 Securities sold.................................................     1,947,315
 Capital shares sold.............................................       768,285
 Dividends.......................................................        95,971
 Unrealized appreciation on forward foreign currency contracts
  (Note 6).......................................................         6,132
Deferred organization costs and other assets (Note 1)............         2,971
                                                                   ------------
  Total assets...................................................    55,618,775
                                                                   ------------
Liabilities:
 Payables:
 Securities purchased............................................     1,021,760
 Capital shares redeemed.........................................         3,266
 Accounts payable................................................        80,889
                                                                   ------------
  Total liabilities..............................................     1,105,915
                                                                   ------------
Net assets.......................................................  $ 54,512,860
                                                                   ============
Shares outstanding...............................................     7,659,493
                                                                   ============
Net asset value, redemption and offering price per share
 ($54,512,860 / 7,659,493).......................................         $7.12
                                                                   ============
Net assets consist of:
 Aggregate paid in capital.......................................  $108,957,244
 Unrealized depreciation of investments, forward foreign currency
  contracts and foreign currencies...............................    (3,951,131)
 Accumulated net investment loss.................................      (522,533)
 Accumulated realized loss.......................................   (49,970,720)
                                                                   ------------
                                                                   $ 54,512,860
                                                                   ============

Statement of Operations
Year Ended December 31, 1998
Income: (Note 1)
Dividends (net of foreign taxes withheld of
 $205,956)..........................................              $  1,612,673
Interest............................................                   105,504
                                                                  ------------
  Total income......................................                 1,718,177
Expenses:
Management (Note 2).................................  $  683,102
Administration (Note 2).............................       8,270
Custodian...........................................     285,165
Reports to shareholders.............................      56,872
Professional........................................      22,532
Trustees' fees and expenses.........................      18,985
Amortization of deferred organization costs (Note
 1).................................................       1,500
Other...............................................      23,648
                                                      ----------
  Total expenses....................................   1,100,074
Expenses Assumed by Adviser (Note 2)................     (75,422)
                                                      ----------
  Net expense.......................................                 1,024,652
                                                                  ------------
  Net investment income.............................                   693,525
Realized and Unrealized Gain (Loss) on Investments
 (Note 3):
Realized loss from security transactions............               (36,487,046)
Realized loss from foreign currency transactions....                  (358,972)
Realized loss on options............................                  (720,000)
Realized loss on equity swaps and foreign futures
 contracts..........................................                  (108,570)
Change in unrealized depreciation of forward foreign
 currency contracts and foreign currencies..........                   (15,832)
Change in unrealized appreciation of investments and
 equity swaps.......................................                10,290,532
                                                                  ------------
Net Decrease in Net Assets Resulting from
 Operations.........................................              $(26,706,363)
                                                                  ============

                       See Notes to Financial Statements

              Worldwide Emerging Markets Fund Financial Statements
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                     Year Ended     Year Ended
                                                    December 31,   December 31,
                                                        1998           1997
                                                    -------------  ------------
Increase (Decrease) in Net Assets From:
Operations:
 Net investment income............................  $     693,525  $    970,903
 Realized loss from security transactions.........    (36,487,046)  (11,105,861)
 Realized loss from foreign currency transactions.       (358,972)     (361,787)
 Realized loss on options.........................       (720,000)           --
 Realized loss on equity swaps and foreign futures
  contracts.......................................       (108,570)   (1,610,071)
 Change in unrealized appreciation (depreciation)
  of forward foreign currency contracts and
  foreign currencies..............................        (15,832)          303
 Change in unrealized appreciation (depreciation)
  of investments and equity swaps.................     10,290,532   (14,387,243)
                                                    -------------  ------------
 Decrease in net assets resulting from operations.    (26,706,363)  (26,493,756)
                                                    -------------  ------------
Dividends and distributions to shareholders from:
 Net investment income............................       (735,333)     (171,583)
 Net realized gains...............................       (653,629)           --
                                                    -------------  ------------
 Total dividends and distributions................     (1,388,962)     (171,583)
                                                    -------------  ------------
Capital share transactions*:
 Net proceeds from sales of shares................     95,273,382   197,339,135
 Reinvestment of dividends........................      1,388,962       171,583
                                                    -------------  ------------
                                                       96,662,344   197,510,718
 Cost of shares reacquired........................   (106,487,078)  (93,767,481)
                                                    -------------  ------------
 Increase (decrease) in net assets resulting from
  capital share transactions......................     (9,824,734)  103,743,237
                                                    -------------  ------------
 Total increase (decrease) in net assets..........    (37,920,059)   77,077,898
Net Assets:
Beginning of year.................................     92,432,919    15,355,021
                                                    -------------  ------------
End of year (including undistributed net invest-
 ment income of $522,533 and $596,310, respective-
 ly)..............................................  $  54,512,860  $ 92,432,919
                                                    =============  ============
*Shares of Beneficial Interest Issued and Redeemed
 (with an unlimited number of $.001 Par Value
 Shares Authorized, Issued and Redeemed):
 Shares sold......................................     11,726,158    13,987,525
 Reinvestment of dividends........................        142,166        12,617
                                                    -------------  ------------
                                                       11,868,324    14,000,142
 Shares reacquired................................    (12,610,129)   (6,828,716)
                                                    -------------  ------------
 Net increase (decrease)..........................       (741,805)    7,171,426
                                                    =============  ============

                       See Notes to Financial Statements

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period

                                                                  For The Period
                                                    For The Eight  December 21,
                           Year Ended   Year Ended  Months Ended    1995(a) to
                          December 31, December 31, December 31,     April 30
                              1998         1997         1996           1996
                          ------------ ------------ ------------- --------------
Net Asset Value, Begin-
 ning of Period.........    $ 11.00      $ 12.49       $ 10.95        $10.00
                            -------      -------       -------        ------
Income From Investment
 Operations:
Net Investment Income...       0.09         0.14          0.01(b)       0.07(b)
Net Gain (Loss) on In-
 vestments (both real-
 ized and unrealized)...      (3.80)       (1.58)         1.59          0.88
                            -------      -------       -------        ------
Total From Investment
 Operations.............      (3.71)       (1.44)         1.60          0.95
                            -------      -------       -------        ------
Less Dividend and Dis-
 tributions:
Dividend from Net In-
 vestment Income........      (0.09)       (0.05)        (0.06)           --
Distributions from Capi-
 tal Gains..............      (0.08)          --            --            --
                            -------      -------       -------        ------
Total Distributions.....      (0.17)       (0.05)        (0.06)           --
                            -------      -------       -------        ------
Net Asset Value, End of
 Period.................    $  7.12      $ 11.00       $ 12.49        $10.95
                            =======      =======       =======        ======
Total Return (c)........    (34.15%)     (11.61%)       14.66%         9.50%
--------------------------------------------------------------------------------
Ratios/Supplementary
 Data
Net Assets, End of Pe-
 riod (000).............    $54,513      $92,433       $15,355        $  597
Ratio of Gross Expenses
 to Average Net Assets..      1.61%        1.34%         2.64%(d)      2.06%(d)
Ratio of Net Expenses to
 Average Net Assets.....      1.50%        0.80%         0.00%(d)      0.00%(d)
Ratio of Net Investment
 Income Average Net As-
 sets...................      1.02%        0.91%         0.74%(d)      1.89%(d)
Portfolio Turnover Rate.    117.16%      142.39%        29.53%        45.89%

-------
(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year is not annualized.
(d) Annualized.
                       See Notes to Financial Statements
-------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Significant Accounting Policies:
Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund series, a diversified fund (the "Fund") of the Trust, in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimated.

A. Security Valuation--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost which with accrued interest approximates value. Forward currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and the foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the year. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as realized gains or losses from foreign currency transactions.

D. Dividends and Distributions--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from such amounts reported in accordance with generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency transactions. The effect of these differences for the year ended December 31, 1998 is an increase to accumulated net investment loss and a decrease to accumulated realized loss by $1,077,035.

E. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred Organization--Costs are being amortized over a period not to exceed five years.

G. Use of Derivative Instruments
Option Contracts--The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell
(puts) the instrument underlying the

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------
Notes to Financial Statements (Continued) option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Equity Swaps--The Fund may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. There were no open equity swap agreements at December 31, 1998.

Note 2--Van Eck Associates Corporation (the "Adviser") earned fees of $683,102 for the year ended December 31, 1998 for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. For the year ended December 31, 1998, the Adviser agreed to assume expenses exceeding 1.50% of the Fund's average daily net assets, totaling $75,422.

In accordance with the advisory agreement, the Fund reimbursed the Adviser $8,270 for costs incurred in connection with certain administrative functions for the year ended December 31, 1998.

Note 3--Purchases and sales of securities, other than short-term obligations, aggregated $77,845,945 and $92,246,063, respectively, for the year ended December 31, 1998. For federal income tax purposes, the identified cost of investments owned at December 31, 1998 was $55,953,507. As of December 31, 1998, net unrealized depreciation for federal income tax purposes aggregated $5,575,833 of which $6,539,881 related to appreciated securities and $12,115,714 related to depreciated securities. As of December 31, 1998, the Fund had a capital loss carry forward of $42,412,949 available, expiring December 31, 2006.

Note 4--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

Note 5--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 6--Forward Foreign Currency Contracts--The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets.

Realized gains and losses from forward foreign currency contracts are included in realized gain from foreign currency transactions. At December 31, 1998, the Fund had the following outstanding forward foreign currency contract:

                                      Value at
                                     Settlement             Current               Unrealized
 Contract                               Date                 Value               Appreciation
 --------                            ----------             --------             ------------
 Foreign Foreign Currency Purchase Contract:
 GRD       136,285,876
            expiring
           1/04/99                    $486,214              $480,082                $6,132

The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

Note 7--Trustee Deferred Compensation Plan--The Trust established a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

The Fund has elected to show the deferred liability net of the asset for financial statement purposes.

As of December 31, 1998 the total value of the asset and corresponding liability of the Fund's portion of the Plan is $15,355.

Note 8--Restricted Securities
The following securities are restricted as to sale and may be deemed illiquid:

                                                                  Percent
                                                                  of Net
                                     Date                        Assets at
                                   Acquired    Cost      Value   12/31/98
                                   -------- ---------- --------- ---------
Banco del Suquia S.A. (Negotiable
 Obligations)                      6/15/98  $   16,689 $   7,940    0.0%
Central European Foods, Inc.       6/01/98     275,000   275,000    0.6%
SNP Petrom                         10/27/97  1,936,469   847,739    1.6%

                        Worldwide Emerging Markets Fund
-------------------------------------------------------------------------------

To the Trustees of Van Eck Worldwide Insurance Trust and the Shareholders of Worldwide Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Worldwide Emerging Markets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust, hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                             PricewaterhouseCoopers LLP

New York, New York
February 12, 1999

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Investment Adviser:      Van Eck Associates Corporation
Distributor:             Van Eck Securities Corporation
                         99 Park Avenue, New York, NY 10016  www.vaneck.com


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing.